PURCHASE AND SALE AGREEMENT #05-04/00 P

Moscow City                                                       April 19, 2000


[B.S.G.] Company Limited in the person of Director Mr. Gantman A.I. acting under the Articles of Association, hereinafter referred to as the [Seller] and [Oxiris] Closed Joint Stock Company, hereinafter referred to as the [Buyer], in the person of Mr. Dolgov V.A., acting under the Articles of Association, have concluded this Agreement for the following:

                             1. Subject of Agreement

1.1 The Seller shall be responsible for transfer of the Goods (books) and the Buyer shall be responsible for payment for the Goods in accordance with the Seller's price list.

1.2 The Goods transfer shall be effected by reason of oral or written order of the Buyer. The Goods quantity and range shall be specified in waybills accompanying each lot.

                                 2. Goods Price

2.1 The price for Goods shall be established in Russian Rubles and is determined by the Seller's price list. 2.2 The price for Goods shall be fixed in invoices and waybills accompanying each lot. 2.3 The price for Goods shall include the value of goods and packing.

                    3. Responsibilities and Rights of Parties

3.1    The Seller responsibilities and rights include the following:
       3.1.1 The Seller shall be responsible for delivery of Goods with duly quality complying with certificates, other technical documents and sanitary standards and rules, to the Buyer in event of their availability in stock at the Sellers' warehouses against the order placed by the Buyer no later than 24 hours from the moment of order receipt.

       3.1.2 The Seller shall be responsible for replacement of defective Goods within 5 (five) days from the moment of receipt of information about such Goods from the Buyer. The Goods shall be deemed defective if they have obvious or hidden defects and also the Goods returned by any third party in connection with defects occurred due to the fault of the Buyer, that were not specified at the time of transfer, and the Goods with the contents that does not meet the requirements of active legislation.

       3.1.3 In event of absence of Goods at the Sellers' warehouses, the latter shall inform the Buyer during 24 hours about possible delivery date.

       3.1.4    The  Seller  shall  be   responsible   for  making  of  shipping
                documents.

       3.1.5 The Seller shall be responsible for provision of quality guarantees for the Goods within the limits of manufacturer guarantees.

       3.1.6 The Seller shall be responsible for provision of information once in a week on availability of the Goods at its warehouse in accordance with the price list to the Buyer in electronic form.

        3.2 The Buyer responsibilities and rights include the following:

3.2.1 The Buyer shall accept the Goods from the Seller on condition of self-pickup from the Seller's warehouse in Moscow.

3.2.2 The Buyer shall be responsible for inspection during Goods acceptance procedure against quantity and range; for making and signing of appropriate documents and informing the Seller about any deficiencies revealed during acceptance procedure. The Buyer shall have the right to deny acceptance of Goods in an event of their noncompliance with the range specified in order or quantity.

                     4. Goods Value and Settlement Procedure

4.1 The Goods lot value shall be established in Russian Rubles and defined as the quantity of corresponding name items multiplied by their price as set forth in Section 2.1.

4.2 The payment date shall be deemed the date of receipt of funds at the Seller's settlement account.

4.3 The Buyer shall pay for the Goods by remittance of funds to the Seller's settlement account according to order and invoice by way of 100% prepayment with the remaining amount to be remitted within _____ days from the Goods receipt date.

4.4 By approval of the parties cash payment shall be acceptable in compliance with the Russian Federation legislation.

                             5. Liability of Parties

5.1 In event of nonfulfilment by any of the parties under this Agreement any provision hereof, disputable issues shall be settled on the basis of mutual agreements. In event of inability to reach agreement the case shall be transferred for settlement to the International Arbitration Court at the Commerce and Industry Chamber, the City of Moscow.

                 6. Agreement Term and Its Termination Procedure

6.1 This Agreement shall be effective from the moment of its signing by authorized persons of the parties.

6.2 The term of this Agreement shall be equal to one calendar year. The term shall be automatically renewed for each successive period unless either of the parties elects not to renew by giving not less than one months' prior written notice to the other about termination of the Agreement or its reviewing.

6.3 This Agreement may be terminated on the wish of either of the parties on condition of not less than one months' prior written notice.

                                7. Force Majeure

7.1 In an event of circumstances caused by direct or indirect force majeure events including, without limitation, flood, fire, earthquake, epidemics, military conflicts, overturns, terrorist attacks, civil disturbances, strikes, regulations, orders or other administrative interference from the government or any other decrees, administrative or governmental restrictions affecting performance of responsibilities under this
       Agreement or other circumstances beyond the reasonable control of parties, the terms of performance of these responsibilities shall be proportionately extended for the time of duration of these circumstances, if they significantly affect the timely execution of the whole Agreement or any part thereof which is subject to execution after onset of force majeure circumstances. Both parties shall immediately notify each other in writing about commencement and cessation of force majeure circumstances hindering fulfillment of responsibilities under this Agreement. The party referring to force majeure circumstances shall provide the confirming document of competent state authority.

                               8. Other Conditions

8.1 The Agreement can be changed and amended by written approval of the parties signed by their authorized representatives. 8.2 The parties agree to maintain strict confidentiality with respect to the conditions of this Agreement and any information pertaining to conduct of business by the other party in connection with this Agreement and will not make any public declarations regarding these conditions except prior written permission of the other party.

8.3 This Agreement including Addendums supersedes any preliminary agreements, regulations, written and oral representations relating to the subject matter hereof.

8.4 During two working days from the signature date of this Agreement, the parties present their responsible persons (one from each party) for the purpose of technical interaction for data exchange between information systems of the Seller and the Buyer.

8.5 Within two weeks from the signature date of this Agreement, the parties' working groups under the management of responsible persons shall approve all the details of technical interaction for exchange of information about the Goods and prepare the Protocol on information exchange and update procedures, which shall be approved by authorized representatives of both parties and shall be an integral part of this Agreement.

                      9. Parties' Addresses and Information


                         SELLER                                         BUYER

Company full name:                                        Company full name:
[B.S.G. Press] Company Limited                            [Oxiris] Closed Joint Stock Company
Legal address:                                            Legal address:
                                                          12 Scientific Drive, Moscow ZIP Code 117802
Telephone: +7(095) 207-5362                               Telephone: +7(095) 334-4411
Fax: +7(095) 281-9926                                     Fax: +7(095) 937-5060
Bank name:                                                Bank name:
[Meschanskoye] Branch, Savings Bank of Russian            [EuroWestSibBank]Joint Stock Commercial Bank
Federation 7811/0706                                      Settlement account: 40702810700030000049
Settlement account: 40702810838090105045                  BIK: 044585726
BIK: 044525342                                            Correspondent account: 30101810000000000726
Correspondent account: 30101810600000000342               TIN: 7706200205
TIN: 7716138980                                           OKONKh 71100, 71200
OKONKh 71100                                              OKPO 51260913
OKPO 47278292
                                                          Managing Director

                                                          [Oxiris] Closed Joint Stock Company

(Signature) /s/Gantman A.I.            (Signature) /s/Dolgov V.A.
            --------------                        ---------------
(Seal)                                 (Seal)
 April 19, 2000                        April 19, 2000

                 Protocol to the Agreement # __________ of 2000

                    Provided Information Format Specification

1.       Provided data format (database type):_________________________________
2.       Transmitted information update format:________________________________

3.       Updated information transmission method:______________________________

4.       General goods information:
       4.1    [|X|] Literary work title in Russian
       4.2    [   ] Literary work title in English
       4.3    [|X|] Author(s) full name(s) in Russian
       4.4    [   ] Author(s) full name(s) in English
       4.5    [   ] Original language
       4.6    [   ] Translation language
       4.7    [|X|] Publication year
       4.8    [|X|] Publisher, city
       4.9    [|X|] Number of pages
       4.10   [|X|] Binding type
       4.11   [   ] BBK
       4.12   [   ] Universal Decimal Classification (UDC)
       4.13   [|X|] ISBN
       4.14   [   ] Dimensions
       4.15   [   ] Weight
       4.16   [   ] Annotation

5.     Goods commercial information:
       5.1 [|X|] Goods price
       5.2 [   ] Goods availability at warehouse




SELLER                                                    BUYER

[B.S.G. Press] Company Limited
------------------------------
(Signature) /s/Gantman A.I.                       (Signature) /s/Dolgov V.A.
            ----------------                                  ----------------
            Grantman A. I.                                    Dolgov V. A.
(Seal)                                            (Seal)